EXHIBIT 10(b)

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1997 with respect to the financial statements of John Hancock Mutual Life Insurance Company, in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-08345) and related prospectus of John Hancock Variable Annuity Account H.


                                                  Ernst & Young LLP
                                                  /s/ Ernst & Young LLP
Boston, Massachusetts
April 29, 1997